Avatech Solutions Inc.
Avatech Solutions Inc.
(OTC BB: AVSO)
(OTC BB: AVSO)
Scotty Walsh
CHIEF EXECUTIVE
OFFICER
George Davis
EXECUTIVE VICE
CHAIRMAN
Lawrence
Rychlak
CHIEF FINANCIAL
OFFICER
December 2006
Exhibit 99.2

Forward-Looking Statement
Forward-Looking Statement
Statements contained herein and the information incorporated by reference herein may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act").
Forward-looking statements can be identified by the use of forward-looking terminology such as, but not limited to, "may," "will," "expect," "anticipate," "estimate," "would be," "believe," or "continue" or the negative or other variations of comparable terminology. We intend such forward-looking statements to be covered by the safe harbor provisions applicable to forward-looking statements contained in Section 21E of the Exchange Act.
Such statements (none of which is intended as a guarantee of performance) are subject to certain assumptions, risks and uncertainties, which could cause our actual future results, achievements or transactions to differ materially from those projected or anticipated. Such risks and uncertainties are set forth herein.
Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events, or performance and underlying assumptions and other statements, which are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, product and service demands and acceptance, changes in technology, economic conditions, the impact of competition and pricing, and government regulation and approvals. Avatech Solutions cautions that assumptions, expectations, projections, intentions, or beliefs about future events may, and often do, vary from actual results and the differences can be material. Our expectations, beliefs and projections are expressed in good faith and are believed to have a reasonable basis, including without limitation, our examination of historical operating trends, data contained in our records and other data available from third parties. There can be no assurance, however, that our expectations, beliefs or projections will result, be achieved, or be accomplished.
Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We undertake no duty to update these forward-looking statements.

3 Mission To be the recognized leader in delivering solutions and services that drive product innovation, productivity and collaboration in target vertical markets.

Investment Highlights
Investment Highlights
Dominant provider in the U.S. Design Automation software and services market.
• Installed base of 25,000+ customers; 90% repeat purchasers.
• Largest U.S. Autodesk VAR.
Favorable industry dynamics creating strong Product and Service growth opportunities.
• Next generation Autodesk products driving conversion to 3D.
• Accelerating SMB market adoption.
Targeting $100MM revenue run rate over 3-5 years.
• Leverage installed base to offer diversified set of software solutions and services.
• Expand geographic footprint through opportunistic acquisitions.
Expanding Service revenues.
• Focus on increasing service revenues from 19% in FY2006 to 30-40%
over 3-5 years.
Turned the corner on profitability in FY2005.
Proven management team supported by strong Board of Directors.

As the largest U.S. VAR of Autodesk (ADSK) software, Avatech provides high-end software solutions and value-added engineering consulting services…
…enabling businesses to optimize productivity and innovation with a fully integrated solution.
Enabling Productivity and Innovation
Enabling Productivity and Innovation
SOLUTIONS SERVICES
• Design Automation
• Product Lifecycle Mgmt
• Facilities Mgmt
• Training
• Installation/Integration
• Consulting
• Custom Software Devl.

Enabling Customers In:
Enabling Customers In:
Building Infrastructure
Manufacturing
• Automotive
• Aerospace
• Building and Plant
Machinery
• Consumer Prod
• Architecture
• Engineering
• Construction
• Utilities
• Public Works
• Transportation

Market Opportunities
Market Opportunities
• Gov’t-driven
Infrastructure
Improvements
• Improve Site
Development
$1.5BN
CAD Solutions
• Collaboration
• Urban Renewal
• Suburban
Expansion
$3BN
CAD Solutions
• Globalization +
Collaboration
PDM
• Shorter Product
Lifecycles
•
2D to 3D
•
PLM
•
FM
$12BN
PLM Solutions
$8BN
CAD/CAM Solutions
Sector
Drivers
Market
Drivers
Global
Market Size*
Building
Infrastructure
* Source: Daratech and Autodesk Internal Research
Manufacturing

Avatech Solutions Overview
Avatech Solutions Overview
Avatech is the leading design automation and
engineering systems integrator in the U.S.
Avatech enables organizations to more effectively
design, develop and manage projects, products and
facilities.
Typical projects include:
• Implementation of Design Automation, Product Lifecycle
Management and Facilities Management Software.
• Design and development of business rules, workflows and
design standards for major projects in
architecture/building, civil development and manufacturing.
• Enterprise-level education and training for designers,
engineers and architects.

9 Strong Customer Base Strong Customer Base 25,000+ customers with 90% repeat business. No customer represents more than 2% of revenues. Prominent customers include:

10 Avatech’s Avatech’s History History * Excluding Proprietary Software Sale of $1.9MM $0 $10 $20 $30 $40 $50 $60 $70 FY03 FY04 FY05 FY06 FY07 (Est.) $23MM $28MM $32MM* $40MM $55-60MM

Largest Integrator of Autodesk Solutions in the U.S.
Largest Integrator of Autodesk Solutions in the U.S.
21 Offices Nationwide
30 Training Centers and Mobile Labs
Focused Vertical Industry Teams
• Manufacturing
• Infrastructure/Civil
• Building Solutions
National Technical Support Center
Autodesk Authorized Training Center
175+ Sales and Service Personnel

The Opportunity
The Opportunity
Conversion to
3D Modeling
The Computer-Aided Design (CAD) Market is
growing driven by the need for 3D conversions.
Diversification
The Facilities Management (FM) and Product
Lifecycle Management (PLM) markets are high
growth with the potential for high service blends.
Shortage of
Solutions
Integrators
There is an extreme shortage of solutions
integrators with scale to serve the market.
Avatech is well positioned to become the leading
solutions integrator to Small and Medium Businesses
(SMB).

Computer Aided Design -
Computer Aided Design -
CAD
CAD
Convert to 3D to Compete
– Customers who used 2D design
software products are converting to 3D solutions to compete.
Conversion to 3D systems will drive at least half of all CAD software spending and produce substantial new revenues and services
opportunities.
The CAD and Collaborative Design software market exceeds
$7.5BN in revenues and needs more services companies to drive growth.
3D solutions allow designers
to picture how the finished
product will look and perform
before it is built.

Product Lifecycle Management –
Product Lifecycle Management –
PLM
PLM
PLM is the process of collecting, integrating and managing all the data related to a product over its lifecycle.
PLM expected to equal ERP solutions in importance for manufacturers in multiple vertical industries over the next decade.
Services revenues expected to equal 1.5-2X software revenues.
The SMB market will account for a majority of the PLM spending through Avatech’s planning horizon.
Avatech is converting manufacturing clients today.

Facilities Management -
Facilities Management -
FM
FM
FM solutions provide an organization with the capability to track and manage their fixed assets and human capital.
High growth practice. Value Added
Services generate 2-5X more revenue
than software.
Customers include NASA, NIH, Auburn
University.
MARKET TRENDS
Allows access to facilities data for emergency situations
and to share that data with emergency services.
Homeland
Security
Enable Corporations to make decisions that optimize
ROI and increase overall productivity and profitability.
Corporate Real
Estate
Public grants require organizations to submit detailed
facilities reports to maintain funding.
Educational/
Government

Case Study:  Baltimore Gas & Electric Company
Case Study:  Baltimore Gas & Electric Company
Company Profile: A premier utility service provider in Maryland, BGE serves more than one million business and residential electric customers and more than 600,000 gas customers.  It is a division of Constellation Energy (NYSE:
CEG), the #1 supplier of energy in competitive markets and the largest wholesale power provider in North America.
Challenge Results Scope of AVSO’s Services
• Develop a streamlined, error-free
process for BGE’s Real Estate
Facilities Services division to
manage the company’s extensive
real estate assets.
• Meet CEG’s application and
database requirements.
• Facilitate importation of financial
and personnel data.
• Business and implementation
planning for replacement of
Aperture system with
Archibus/FM and OSIS
Enterprise.
• Needs analysis and consulting
services for systems integration
of Archibus/FM, OSIS and Map
Guide applications.
• Pilot site development for testing
and validation.
• Application training and project
management.
• Improved access to facility and
infrastructure information.
• Reduced errors and eliminated
data maintenance issues
between multiple systems.
• Conformed  to all CEG standards.
• Facilitated access of financial and
accounting data.
• Open information project.

Growth Strategy
Growth Strategy
Focuses on expanding our products, geography and people with a clear emphasis on growing our Services business.
Profitable operations in new geographic regions and the
potential to be accretive to Avatech’s Service revenues
(e.g., Sterling acquisition in May 2006).
Opportunistic
Acquisitions
Add new software manufacturers, offer additional
services and continue development of new proprietary
software products to fill voids in existing markets.
Diversification
Organic expansion into underserved geographic areas
where Avatech can profitably provide value added
solutions and services.
Organic/
Geographic
Expansion

18 Financials

$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
FY2003 FY2004 FY2005 FY2006
Product Services Commission
12.4
5.9
4.2
17.7
5.5
4.8
20.7
6.1
5.5
25.4
7.4
6.9
$22.5
$28.0
$32.2
$39.6
Revenue Growth from FY2003
Revenue Growth from FY2003
23%
19% of
Revs
* Services 22% of Revenues, Q1 2007

20 Earnings Trend Earnings Trend $(3.8) $(0.9) $2.2 $0.1* $(5.0) $(4.0) $(3.0) $(2.0) $(1.0) $- $1.0 $2.0 $3.0 FY2003 FY2004 FY2005 FY2006 * Excludes one-time proprietary software sale to Autodesk.

$1.06
$0.96
$0.04
$0.05
$0.04
$-
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
Q1'06 Q2'06 Q3'06 Q4'06 Q1'07
Long-term debt has been
reduced…
…while shareholder’s equity has
improved to $4.9MM.
$(1.3)
$(0.3)
$1.1
$4.7
$4.9
$(2.0)
$(1.0)
$-
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
Q1'06 Q2'06 Q3'06 Q4'06 Q1'07
Enhanced Balance Sheet
Enhanced Balance Sheet

Financial Highlights
Financial Highlights
23% Annual Revenue Growth from FY2005
• 14.8% CAGR since FY2003
2
nd
Profitable Year
• 8
th
Sequential Quarter of Operating Profit
Enhanced Balance Sheet
• Reduction of Long Term Debt
• $4.9MM positive Shareholder’s Equity as of Q1 FY2007 vs.
$1.3MM deficit in Q1 FY2006.
$4.4MM in Cash Flow from Operating Activities
in FY2006

Future Direction
Future Direction
Our financial goals include:
10-20% annual revenue growth to achieve a $100MM revenue run rate in the next 3-5 years.
Increasing net income to 10-12% of total revenues.
Increasing Services revenues to 30-40% of total revenues and raising the Services gross margin by 4-5%.
• Offer other non-CAD
software solutions
and services to
existing customers.
• Continue FM and
PLM Divisions
expansion.
• Increase variety of
value added
services.
DIVERSIFICATION
• Leverage extensive
customer base to
sell add’l services.
• Increase utilization
of technical
personnel.
• Opportunistically
acquire companies
with the potential of
increasing services.
SERVICES
Growth Drivers

Investment Highlights
Investment Highlights
Dominant provider in the U.S. Design Automation software and services market.
• Installed base of 25,000+ customers; 90% repeat purchasers.
• Largest U.S. Autodesk VAR.
Favorable industry dynamics creating strong Product and Service growth opportunities.
• Next generation Autodesk products driving conversion to 3D.
• Accelerating SMB market adoption.
Targeting $100MM revenue run rate over 3-5 years.
• Leverage installed base to offer diversified set of software solutions and services.
• Expand geographic footprint through opportunistic acquisitions.
Expanding Service revenues.
• Focus on increasing service revenues from 19% in FY2006 to 30-40%
over 3-5 years.
Turned the corner on profitability in FY2005.
Proven management team supported by strong Board of Directors.